UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2013

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99 hereto are a press release and financial tables dated January 22, 2013 issued by Verizon Communications Inc. (Verizon).

Non-GAAP Measures

Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Verizon consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), Verizon Wireless Segment EBITDA (Wireless EBITDA), Verizon Wireless Segment EBITDA service margin (Wireless EBITDA service margin), Wireline Segment EBITDA (Wireline EBITDA), Wireline Segment EBITDA margin (Wireline EBITDA margin) and Wireline EBITDA margin excluding the effect of Superstorm Sandy are non-GAAP measures and do not purport to be alternatives to GAAP items as measures of operating performance. Management believes that these measures are useful to investors and other users of our financial information in evaluating operating performance in relation to Verizon’s competitors and in evaluating operating profitability on a more variable cost basis as they exclude the depreciation and amortization expenses related primarily to capital expenditures, the substantial impact of Superstorm Sandy on the business and acquisitions that occurred in prior years.

Wireline operating income margin excluding the effect of Superstorm Sandy is a non-GAAP measure and does not purport to be an alternative to operating income. Management believes this measure is useful to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance as it excludes the substantial impact of Superstorm Sandy on the business.

Verizon Consolidated Adjusted EBITDA (Consolidated Adjusted EBITDA) is a non-GAAP measure and does not purport to be an alternative to GAAP items as measure of operating performance. Consolidated Adjusted EBITDA excludes from Consolidated EBITDA significant items of a non-operational nature. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

Consolidated EBITDA, Consolidated Adjusted EBITDA, Wireless EBITDA, Wireless EBITDA service margin, Wireline EBITDA, Wireline EBITDA margin, Wireline EBITDA margin excluding the effect of Superstorm Sandy and Wireline operating income excluding the effect of Superstorm Sandy are presented along with the respective operating income and operating income margins so as not to imply that more emphasis should be placed on them than the corresponding GAAP measures.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expenses, equity in earnings of unconsolidated businesses and other income and (expense), net to net income. Consolidated Adjusted EBITDA is calculated by excluding the effect of non-operational items from the calculation of Consolidated EBITDA.

Wireless EBITDA is calculated by adding back depreciation and amortization expenses to Verizon Wireless operating income, and Wireless EBITDA service margin is calculated by dividing Wireless EBITDA by Verizon Wireless service revenues. Wireless EBITDA service margin utilizes service revenues rather than total revenues. Service revenues primarily exclude equipment revenues (as well as other non-service revenues) in order to capture the impact of providing service to the wireless customer base on an ongoing basis. Wireline EBITDA is calculated by adding back depreciation and amortization expenses to Wireline operating income, and Wireline EBITDA margin is calculated by dividing Wireline EBITDA by Wireline total operating revenues.

Wireline operating income margin excluding the effect of Superstorm Sandy is calculated by adding back the effect of the Storm to the calculation of Wireline operating income and dividing that number by Wireline total operating revenues. Wireline EBITDA margin excluding the effect of Superstorm Sandy is calculated by adding back the effect of the Storm to the calculation of Wireline EBITDA and dividing that number by Wireline total operating revenues.

Net Debt and the Net Debt to Adjusted EBITDA Ratio are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating Verizon’s leverage. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of the Net Debt to Adjusted EBITDA Ratio, Adjusted EBITDA is calculated for the last 12 months. Management believes this presentation assists investors in understanding trends that are indicative of future operating results given the non-operational nature of the items excluded from the calculation.

Adjusted Earnings Per Common Share (Adjusted EPS) is a non-GAAP financial measure that management believes is useful to investors in evaluating our operating results and understanding our operating trends. Adjusted EPS is calculated by adding back the EPS impact of non-operational or non-recurring items to reported EPS.

Free cash flow is a non-GAAP financial measure that management believes is useful to investors and other users of Verizon’s financial information in evaluating cash available to pay debt and dividends. Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities.

Consolidated Adjusted EBITDA and Adjusted EPS are determined using pension and benefit expenses calculated based on the projected discount rate and return on plan assets used during the first three quarters of the year, as opposed to the actual discount rate and return on plan assets, which are not available until December 31, that are used to calculate Consolidated EBITDA and EPS. Management believes this method to adjust to the projected discount rate and return on plan assets to calculate these amounts provides investors with more meaningful sequential and year-over-year quarterly comparisons.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated January 22, 2013, issued by Verizon Communications Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: January 22, 2013	/s/ Robert J. Barish
Robert J. Barish
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated January 22, 2013, issued by Verizon Communications Inc.